UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-08266
The India Fund, Inc.
(Exact name of registrant as specified in charter)
345 Park Avenue
New York, NY 10154
(Address of principal executive offices) (Zip code)
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-583-5000
Date of fiscal year end: December 31, 2010
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

The India Fund, Inc.
August 26, 2010

Dear Fund Shareholder,

We are pleased to provide you with the unaudited financial statements of The India Fund, Inc. (“the Fund”) for the six months ended June 30, 2010. The Fund’s net asset value (“NAV”) per share closed at $33.81 on June 30, 2010, representing a 3.1% increase from the Fund’s NAV per share on December 31, 2009, which was $32.78. The Fund slightly underperformed against the S&P/IFC Investable India (USD) Index* and BSE 500 (USD) Index*, which rose 3.8% and 4.5% respectively. The BSE Sensex (USD)*, the local benchmark index, gained 2.3%.

Asian equity markets opened the year with positive momentum, but the upbeat sentiment was short lived as fresh events renewed investor fears about the fragility of the global economic recovery. The primary catalysts were China’s monetary tightening measures together with the emergence of a European sovereign debt crisis (Greece being the initial lightning rod). Also contributing to investor angst were growing signs that the U.S. economy was beginning to falter, especially in terms of the employment outlook and housing sales. Given the negative macroeconomic backdrop, we believe the Indian market’s low single-digit gain during the first half of 2010 was a solid performance. In fact, India was one of only a handful of Asian countries that registered a positive return for the period.

Although India fell just as hard as the rest of Asia during the first half’s two sharp pullbacks, the market rebounded far more strongly off its lows, a result driven by positive domestic developments — such as strong industrial production growth and a hugely successful 3rd Generation (“3G”) wireless spectrum auction. In addition, the Indian market proved to be reasonably resilient to bad news, such as when the government announced a partial rollback of the previous year’s fiscal stimulus package. In fact, investor sentiment was arguably even more buoyant than the headline indices would indicate, as the BSE small-cap and mid-cap indices were up between 7–9% during the first half, outperforming the major market indices.

In terms of the domestic economy, India continued to feel the beneficial effects of 2009’s fiscal stimulus package, which emphasized spending on rural and infrastructure projects. The industrial production index surged 14.6% per month on average during the five months ended May 2010, compared to less than 1% per month on average in the same period last year. No doubt encouraged by this performance, the government used the February 2010 Fiscal Budget to announce a partial rollback of the previous year’s stimulus, including the hiking of excise duties by 2% and crude oil import prices by 5%. Going forward, the government has emphasized that their efforts will center on fiscal deficit reduction and structural reform, driven in part by reducing various subsidies (which historically have been a huge contributor to the deficits), and disinvesting or, privatizing, state-owned assets. With the focus on investment led growth, the budget set a targeted fiscal deficit of 5.5% of Gross Domestic Product (“GDP”) for fiscal year ending March 2011 and 4.2% for March 2013, a significant reduction from more than 6.8% in fiscal year ending March 2010.

THE INDIA FUND, INC.

The second quarter saw several positive developments which we believe underscored the government’s renewed commitment to structural reform and fiscal responsibility. In May, the government completed the successful auction of 3G and Broadband Wireless spectrum, raising Rs 1,072 billion versus an originally targeted Rs 360 billion. This was followed in June with the decision to de-regulate petrol prices, and partially de-regulate the prices of diesel, kerosene & liquefied petroleum gas, resulting in a reduction of Rs 250 billion of oil subsidies, or 0.5% of GDP. Finally, the government also announced it would be implementing a Goods & Services Tax starting April 1, 2011, a move widely seen as another step in simplifying India’s tax structure following the adoption of the Value Added Tax in 2005. With the government having set an ambitious Rs 400 billion disinvestment target for the current fiscal year, investors are expecting further announcements focused on de-regulating and restructuring India’s economy, especially those related to the further reduction of subsidies and the raising of foreign investment caps in key sectors such as retail and insurance.

Probably the most worrisome aspect of India’s macroeconomic outlook is the inflation picture. India’s wholesale-price inflation has remained above 10% since February, registering 10.6% in the month of June compared to only 1.5% as recently as October 2009. Moreover, given the recent fuel price adjustments, inflation is likely to accelerate in the second half by as much as another 100 basis points. To its credit, India’s central bank, the Reserve Bank of India (“RBI”) has responded aggressively year-to-date, raising the banks’ cash reserve requirement by a total of 100 basis points (to 6%) and the benchmark overnight lending rate by a total of 100 basis points (to 5.75%). Given the aforementioned acceleration that is expected, we believe that RBI’s tightening should continue in the second half, probably by another 50–100 basis points. Fortunately, investors appear to have already priced this in, and unless inflation spikes more than expected, we do not expect this to pose a major risk to the market. The current monsoon season is also proving to be a mitigating factor, as even though the rains are slightly below what is considered normal, they are much improved over last year, putting downward pressure on food prices.

On the corporate front, Indian companies’ earnings performance for the quarter ended March 2010 basically met investor expectations with the BSE 30 (ex-financials) reporting in aggregate 35% top-line growth, 73% earnings growth and over 300 basis points improvement in EBITDA margins. In terms of share price performance, consumer driven sectors such as consumer durables, fast moving consumer goods, healthcare and autos outperformed the broad market, gaining between 11–25% during the first half of the year, while real estate and metals were the biggest losers, declining 15–17%. Overall, investors appeared to be largely pleased with these results, as Indian companies were easily able to tap the secondary market to raise equity, which, in most cases, was used to help repay debt. In total, foreign institutional investors ploughed $6.9 billion into India in the first half of 2010, a 36% jump from the $5.1 billion invested in the first half of last year.

Indian equities currently trade on 15x forward earnings, a 25% premium to Asia ex-Japan peers’ average of 12x, and near (though not quite at) its historical high. In general, we believe this premium is largely justified given the country’s secular growth story, driven by an emerging middle class, sustained infrastructure investment cycle, and subsiding fiscal deficit concerns. Investors are perhaps most excited about India’s “demographic dividend”: It is one of the few Asian countries whose labor market will continue to expand over the next 10 years compared with China’s which is expected to peak in 2015.

THE INDIA FUND, INC.

From a cyclical perspective, India’s industrial production numbers are pointing towards moderating growth, although this is in line with the rest of the region, and to be expected given the gradual withdrawal of the fiscal and monetary stimulus from last year. Overall, the country’s GDP growth forecast for the fiscal year ending March 2011 has recently been revised up from 7.2% to 7.4%. Given India’s low external debt/GDP ratio of 19% and unique domestically driven growth dynamics, we believe it is perhaps one of the Asian countries least vulnerable to a ‘double-dip’ in growth. We continue to have a positive outlook on the long-term prospects for Indian equities.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to visit our website at www.blackstone.com or call our toll-free number, 1-866-800-8933.

Sincerely,

Prakash Melwani
Director and President

* Please note that the S&P/IFC Investable India Index, BSE-500 Index and BSE Sensex Index are unmanaged indices. Investors cannot directly invest in any of these indices. The indices do not reflect transaction costs or manager fees.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. There is no guarantee that the Fund’s investment techniques or any other investment technique will be effective under all market conditions.

THE INDIA FUND, INC.

Fundamental Periodic Repurchase Policy

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)	The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time (“Offers”). The Board of Directors may place such conditions and limitations on the Offers as may be permitted under Rule 23c-3.

b)	14 days prior to the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note F to the Financial Statements.)

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Schedule of Investments

INDIA (100% of holdings)
COMMON STOCKS (99.98% of holdings)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India	99.98%
	Airlines	0.28%
374,182	Jet Airways (India), Ltd.+		$4,552,595	$4,273,143

			4,552,595	4,273,143

	Beverages – Alcoholic	0.74%
896,797	Radico Khaitan, Ltd.		2,520,303	2,282,300
324,522	United Spirits, Ltd.		7,511,004	9,150,130

			10,031,307	11,432,430

	Building & Construction	3.60%
4,406,678	Hindustan Construction Co., Ltd.		12,374,228	11,361,819
1,400,069	IRB Infrastructure Developers, Ltd.		7,711,148	8,030,539
1,231,774	IVRCL Infrastructures and Projects, Ltd.		1,994,732	4,959,452
6,383,017	Jaiprakash Associates, Ltd.		12,446,912	17,653,107
483,764	KEC International, Ltd.		3,213,664	4,966,276
1,677,609	Nagarjuna Construction Co., Ltd.		1,957,527	6,810,489
75,346	Sadbhav Engineering, Ltd.		2,097,237	2,070,007

			41,795,448	55,851,689

	Building – Residential/Commercial	0.13%
330,385	Sobha Developers, Ltd.		1,737,009	2,052,947

			1,737,009	2,052,947

	Cement	0.40%
88,687	Grasim Industries, Ltd.		3,142,056	3,489,622
88,687	Samruddhi Cement, Ltd.+		554,480	930,980
92,751	UltraTech Cement, Ltd.		1,609,656	1,753,572

			5,306,192	6,174,174

	Chemicals	0.11%
444,000	Phillips Carbon Black, Ltd.+		1,994,609	1,751,814

			1,994,609	1,751,814

	Computer Hardware	0.24%
1,491,200	HCL Infosystems, Ltd.		4,961,792	3,676,228

			4,961,792	3,676,228

	Computer Software & Programming	13.20%
632,750	Everonn Systems India, Ltd.+		6,844,134	6,168,104
2,339,356	Infosys Technologies, Ltd.		37,126,918	140,454,541

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Computer Software & Programming (concluded)
2,030,873	KPIT Cummins Infosystems, Ltd.		$1,787,620	$5,664,756
721,445	Polaris Software Lab, Ltd.		2,901,950	2,797,551
548,198	Redington (India), Ltd.		3,891,896	4,479,891
2,063,858	Tata Consultancy Services, Ltd.		18,932,770	33,378,554
1,438,207	Wipro, Ltd.		4,578,049	11,914,095

			76,063,337	204,857,492

	Consumer Non-Durables	2.78%
6,576,070	ITC, Ltd.		23,945,091	43,149,044

			23,945,091	43,149,044

	Consumer Products	0.81%
816,245	Jyothy Laboratories, Ltd.		3,180,876	4,401,519
1,736,122	Marico, Ltd.		2,073,847	4,820,173
66,027	Titan Industries, Ltd.		1,161,330	3,362,906

			6,416,053	12,584,598

	Diversified Financial Services	2.50%
632,079	Indiabulls Financial Services, Ltd.		2,004,914	1,942,712
3,921,734	Infrastructure Development Finance Co., Ltd.		8,830,343	15,148,220
1,844,865	Power Finance Corp.		5,661,876	11,916,450
647,109	Shriram Transport Finance Co., Ltd.		7,446,510	8,026,687
1,040,000	SREI Infrastructure Finance, Ltd.		1,671,436	1,822,715

			25,615,079	38,856,784

	Diversified Industries	0.41%
835,862	Sesa Goa, Ltd.		6,922,981	6,346,576

			6,922,981	6,346,576

	Electric – Integrated	0.49%
418,699	CESC, Ltd.		2,347,618	3,390,971
1,925,757	PTC India, Ltd.		2,966,886	4,162,902

			5,314,504	7,553,873

	Electric – Transmission	1.02%
2,845,945	Crompton Greaves, Ltd.		13,191,035	15,821,359

			13,191,035	15,821,359

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Electronics & Electrical Equipment	5.99%
564,546	Bharat Heavy Electricals, Ltd.		$5,419,481	$29,910,181
1,057,385	Exide Industries, Ltd.		1,242,653	2,997,195
3,996,408	JSW Energy, Ltd.		8,737,355	10,785,870
2,370,656	Jyoti Structures, Ltd.		1,872,196	7,817,116
10,655,073	Lanco Infratech, Ltd.+		12,431,395	15,382,122
937,791	NTPC, Ltd.		3,363,720	4,021,123
556,997	Reliance Infastructure, Ltd.		8,364,890	14,403,730
272,424	Tata Power Co., Ltd.		3,837,801	7,657,728

			45,269,491	92,975,065

	Energy – Alternate Sources	0.17%
781,946	Websol Energy Systems, Ltd.		3,247,755	2,575,901

			3,247,755	2,575,901

	Engineering	2.26%
770,219	Larsen & Toubro, Ltd.		20,464,848	29,925,691
312,159	Thermax, Ltd.		184,069	5,096,569

			20,648,917	35,022,260

	Finance	18.42%
1,063,620	Axis Bank, Ltd.		21,142,803	28,464,344
1,228,473	Bank of Baroda		9,784,552	18,566,619
1,021,805	Federal Bank, Ltd.		6,540,062	6,997,203
1,031,076	HDFC Bank, Ltd.		20,631,500	42,505,106
889,279	Housing Development Finance Corp., Ltd.		15,876,699	56,311,111
2,510,144	ICICI Bank, Ltd.		27,755,720	46,587,235
82,000	ICICI Bank, Ltd. ADR		2,505,447	2,963,480
580,395	Kotak Mahindra Bank, Ltd.		10,063,947	9,632,220
730,807	Punjab National Bank, Ltd.		7,659,233	16,470,497
1,314,285	Rural Electrification Corp., Ltd.		4,752,626	8,606,734
714,458	State Bank of India		6,282,101	35,412,935
22,550	State Bank of India GDR		257,070	2,233,923
1,921,296	Yes Bank, Ltd.		11,882,777	11,133,961

			145,134,537	285,885,368

	Food	0.49%
1,219,005	Lakshmi Energy and Foods, Ltd.		3,674,986	2,653,491
3,434,820	Shree Renuka Sugars, Ltd.		7,041,264	5,017,818

			10,716,250	7,671,309

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Hotels & Leisure	0.18%
1,239,521	Indian Hotels Co., Ltd.		$2,388,690	$2,804,902

			2,388,690	2,804,902

	Independent Power Producers	0.39%
2,215,056	Adani Power, Ltd.+		5,764,495	6,028,272

			5,764,495	6,028,272

	Information Technology	0.03%
116,185	NIIT Technologies, Ltd.		427,401	427,267

			427,401	427,267

	Investment Companies	0.29%
302,436	Bajaj Holdings and Investment, Ltd.		4,569,815	4,578,703

			4,569,815	4,578,703

	Metal – Aluminum	0.61%
541,443	Ess Dee Aluminium, Ltd.		5,370,652	6,031,123
1,107,925	Hindalco Industries, Ltd.		3,521,599	3,446,984

			8,892,251	9,478,107

	Metal – Diversified	1.26%
326,004	Hindustan Zinc, Ltd.		2,593,052	6,819,797
3,486,767	Sterlite Industries (India), Ltd.		7,200,850	12,751,155

			9,793,902	19,570,952

	Motorcycle/Motor Scooter	1.31%
378,886	Bajaj Auto, Ltd.		11,658,628	20,258,103

			11,658,628	20,258,103

	Oil & Gas	0.14%
68,194	Oil India, Ltd.		1,493,144	2,128,704

			1,493,144	2,128,704

	Petroleum Related	13.79%
1,282,423	Cairn India, Ltd.+		4,085,617	8,381,516
3,866,639	GAIL India, Ltd.		32,148,855	38,891,170
1,527,684	Oil and Natural Gas Corp., Ltd.		25,375,595	43,431,025
5,272,555	Reliance Industries, Ltd.		24,473,772	123,387,664

			86,083,839	214,091,375

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Pharmaceuticals	6.56%
701,923	Aurobindo Pharma, Ltd.		$13,943,409	$13,761,137
959,842	Cadila Healthcare, Ltd.		10,546,506	13,708,929
675,831	Dr. Reddy’s Laboratories, Ltd.		16,239,100	21,131,269
57,200	Dr. Reddy’s Laboratories, Ltd. ADR		945,350	1,764,620
2,021,816	Glenmark Pharmaceuticals, Ltd.		12,097,225	11,805,716
883,580	Lupin, Ltd.		15,840,440	37,403,523
220,659	Piramal Healthcare, Ltd.		1,719,800	2,278,092

			71,331,830	101,853,286

	Power & Energy	0.22%
3,600,000	GVK Power & Infrastructure, Ltd.+		3,225,467	3,422,112

			3,225,467	3,422,112

	Publishing	1.12%
600,000	Business India Publications (Preferential Shares)+		1,003,792	105,544
1,828,262	HT Media, Ltd.		6,061,385	5,863,271
4,238,413	Jagran Prakashan, Ltd.		8,377,903	11,347,759

			15,443,080	17,316,574

	Real Estate Operation/Development	1.13%
1,617,472	Anant Raj Industries, Ltd.		4,997,494	4,067,622
869,206	DB Realty, Ltd.+		8,685,564	7,061,071
1,193,997	Housing Development and Infrastructure, Ltd.+		5,473,998	6,425,655

			19,157,056	17,554,348

	Retail – Major Department Stores	0.51%
894,438	Pantaloon Retail India, Ltd.		7,874,894	7,978,591

			7,874,894	7,978,591

	Rubber	0.24%
158,908	Jain Irrigation Systems, Ltd.		3,478,375	3,657,843

			3,478,375	3,657,843

	Shipbuilding	0.63%
4,700,000	Pipavav Shipyard, Ltd.*+		9,488,959	9,857,401

			9,488,959	9,857,401

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Steel	3.48%
191,554	Godawari Power and Ispat, Ltd.		$987,901	$974,783
2,397,808	Jindal Saw, Ltd.		5,538,442	10,387,318
1,218,232	Jindal Steel & Power, Ltd.		1,115,164	16,372,492
498,692	JSW Steel, Ltd.		7,911,702	11,389,547
667,659	Steel Authority of India, Ltd.		1,460,700	2,770,113
2,428,397	Welspun Corp., Ltd.		10,922,372	12,179,892

			27,936,281	54,074,145

	Telecommunications	1.42%
2,939,096	Bharti Airtel, Ltd.		7,939,561	16,658,779
1,266,245	Reliance Communications, Ltd.		5,177,493	5,406,317

			13,117,054	22,065,096

	Televisions	2.43%
1,102,109	Network 18 Media & Investments, Ltd.+		3,637,575	3,896,357
689,059	Sun TV Network, Ltd.		5,147,164	6,478,149
4,195,225	Zee Entertainment Enterprises, Ltd.		20,245,466	27,341,901

			29,030,205	37,716,407

	Textiles	0.52%
1,448,748	Bombay Rayon Fashions, Ltd.		6,980,281	8,080,486

			6,980,281	8,080,486

	Vehicle Components	2.51%
10,602,616	Apollo Tyres, Ltd.		11,506,302	14,804,169
1,271,597	Cummins India, Ltd.		8,114,274	16,318,988
2,277,083	JK Tyre & Industries, Ltd.		7,794,160	7,827,243

			27,414,736	38,950,400

	Vehicles	7.17%
3,369,250	Ashok Leyland, Ltd.		1,069,259	4,624,603
232,727	Hero Honda Motors, Ltd.		4,145,773	10,256,624
2,156,836	Mahindra & Mahindra, Ltd.		12,665,907	29,035,670
617,735	Maruti Suzuki India, Ltd.		15,531,553	18,934,386
2,169,425	Tata Motors, Ltd.		38,249,095	36,356,377

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Schedule of Investments (concluded)

COMMON STOCKS (concluded)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (concluded)
688,000	Tata Motors, Ltd. – A		$6,936,640	$7,402,907
272,450	Tata Motors, Ltd. ADR		5,134,879	4,683,416

			83,733,106	111,293,983

	TOTAL INDIA		902,147,471	1,551,699,111

	TOTAL COMMON STOCKS		902,147,471	1,551,699,111

RIGHTS (0.02% of holdings)
	Building & Construction	0.02%
3,767	Sadbhav Engineering, Ltd. Rights		0	252,485

			0	252,485

	TOTAL RIGHTS		0	252,485

	TOTAL INVESTMENTS++	100.00%	$902,147,471	$1,551,951,596

Footnotes and Abbreviations

ADR	– American Depository Receipts
GDR	– Global Depository Receipts

+	Non income producing.
++	As of June 30, 2010 the aggregate cost for federal income tax purposes was $908,758,451.

Excess of value over tax cost	$659,210,241
Excess of tax cost over value	(16,017,096)

$643,193,145

*	Denotes restricted shares. Sale of these shares is restricted for one year from the date of acquisition. As of June 30, 2010, the Fund held the following restricted security:

	ACQUISITION		% OF NET
SECURITY	DATE	COST	ASSETS

Pipavav Shipyard, Ltd.	10/09/09	$9,488,959	0.63%

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Statement of Assets and Liabilities

ASSETS
Investments, at value (Cost $902,147,471)	$1,551,951,596
Cash (including Indian Rupees of $24,203,069 with a cost of $24,254,255)	28,745,103
Receivables:
Tax refund receivable	1,061,904
Dividends	4,252,480
Securities sold	4,656,593
Prepaid expenses	182,618

Total Assets	1,590,850,294

LIABILITIES
Payable for securities purchased	7,091,986
Accrued tax and interest expense payable	4,956,314
Due to Investment Manager	1,192,938
Accrued foreign taxes	815,922
Due to Administrator	249,374
Accrued Legal fees	148,059
Accrued Custodian fees	65,243
Accrued expenses	118,339

Total Liabilities	14,638,175

Net Assets	$1,576,212,119

NET ASSET VALUE PER SHARE ($1,576,212,119 / 46,615,777 shares issued and outstanding)	$33.81

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 60,419,183 shares issued (100,000,000 shares authorized)	$60,219
Paid-in capital	1,323,500,628
Cost of 13,803,406 shares repurchased	(474,305,476)
Undistributed net investment income	1,943,012
Accumulated net realized gain on investments	75,315,884
Net unrealized appreciation in value of investments, foreign currency holdings and on translation of other assets and liabilities denominated in foreign currency	649,697,852

$1,576,212,119

See accompanying notes to financial statements.

THE INDIA FUND, INC.

	For the Six Months Ended
	June 30, 2010
Statement of Operations	(Unaudited)

Investment Income
Dividends (net of taxes withheld of $0)		$9,855,285

Total investment income		9,855,285

Expenses
Management fees	7,345,944
Administration fees	1,557,208
Foreign Tax Expense	493,538
Custodian fees	282,345
Printing	157,311
Directors’ fees	131,000
Legal fees	130,811
Insurance	95,695
Audit fees and tax fees	90,061
NYSE fees	31,482
ICI fees	15,837
Transfer Agent fee	11,828
Miscellaneous expenses	26,369

Total expenses		10,369,429

Net investment loss		(514,144)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Holdings and Translation of Other Assets and Liabilities Denominated in Foreign Currency:
Net realized gain (loss) on:
Security transactions		87,995,665
Foreign currency related transactions		(25,073)

		87,970,592

Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency		(38,519,662)

Net realized and unrealized gain on investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency		49,450,930

Net increase in net assets resulting from operations		$48,936,786

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statements of Changes in Net Assets

	For the Six Months	For the Year
	Ended	Ended
	June 30, 2010	December 31, 2009

	(Unaudited)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss	$(514,144)	$(372,825)
Net realized gain on investments and foreign currency related transactions	87,970,592	15,667,700
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency	(38,519,662)	648,417,767

Net increase in net assets resulting from operations	48,936,786	663,712,642

Capital Share Transactions
Reinvestments (0 shares and 29,085 shares at $16.36 per share, respectively)	—	475,831
Exercise of Rights (0 shares and 11,614,192 shares at $26.42 per share net of expenses of $921,470, respectively)	—	305,925,482
Shares repurchased under Repurchase Offer (2,453,462 shares and 1,183,586 shares, respectively) (net of repurchase fee of $1,655,596 and $655,886, respectively) (including expenses of $217,596 and $445,490, respectively)	(81,341,808)	(32,583,905)

Net increase (decrease) in net assets resulting from capital share transactions	(81,341,808)	273,817,408

Total increase (decrease) in net assets	(32,405,022)	937,530,050

NET ASSETS
Beginning of period	1,608,617,141	671,087,091

End of period (including undistributed net investment income of $1,943,012 and $2,457,156, respectively)	$1,576,212,119	$1,608,617,141

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

	For the Six	For the Year	For the Year	For the Year	For the Year	For the Year
	Months Ended	Ended	Ended	Ended	Ended	Ended
	June 30, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005

	(Unaudited)

Per Share Operating Performance
Net asset value, beginning of period	$32.78	$17.38	$64.78	$42.65	$34.07	$28.47

Net investment income (loss)	(0.01)[2]	(0.01)[2]	(0.07)[2]	(0.14)[2]	(0.14)[2]	0.04 [2]
Net realized and unrealized gain (loss) on investments, foreign currency holdings, and translation of other assets and liabilities denominated in foreign currency	1.02	15.85	(40.28)	31.82	13.83	11.35
Income tax (expense) reversal	—	—	—	—	0.56 [3]	(0.80)[4]

Net increase (decrease) from investment operations after income taxes	1.01	15.84	(40.35)	31.68	14.25	10.59

Less: dividends and distributions
Dividends from:
Net investment income	—	—	(0.26)	(0.13)	(0.14)	(0.06)
Short term capital gains	—	—	(0.52)	(0.82)	(0.14)	(0.51)
Long term capital gains	—	—	(6.34)	(8.66)	(4.84)	(3.89)

Total dividends and distributions	—	—	(7.12)	(9.61)	(5.12)	(4.46)

Capital share transactions
Anti-dilutive (dilutive) effect of Share Repurchase Program	0.02	— [5]	0.07	0.06	— [5]	(0.01)
Dilutive effect of Rights Offer	—	(0.44)	—	—	(0.55)	(0.52)

Total capital share transactions	0.02	(0.44)	0.07	0.06	(0.55)	(0.53)

Net asset value, end of period	$33.81	$32.78	$17.38	$64.78	$42.65	$34.07

Per share market value, end of period	$30.25	$30.70	$18.30	$62.26	$45.90	$39.73
Total Investment Return Based on:
Market Value[1]	(1.47)%	67.76%	(57.63)%	59.57%	29.05%	49.32%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$1,576,212	$1,608,617	$671,087	$2,754,124	$1,913,341	$1,083,714
Ratios of expenses after income taxes to average net assets	1.33%[6]	1.25%	1.28%	1.21%	0.00%	4.13%
Ratios of expenses before income taxes to average net assets	1.33%[6]	1.25%	1.28%	1.21%	1.41%	1.49%
Ratios of net investment income (loss) to average net assets	(0.07)%[6]	(0.04)%	(0.17)%	(0.28)%	(0.34)%	0.12%
Portfolio turnover	30.92%	49.64%	49.41%	29.39%	35.02%	50.28%

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Year

[1]	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized. Past performance is not a guarantee of future results.
[2]	Based on average shares outstanding.
[3]	A reversal of $20,551,036 was made in 2006 to the prior year’s tax provision described below (see Note B).
[4]	A provision of $25,507,350 was made for U.S. federal income tax purposes for the fiscal year ended December 31, 2005. This provision was made as, at that time, it was unclear whether the Fund qualified as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code for the taxable year ended December 31, 2004 (see Note B).
[5]	Less than $0.01 per share.
[6]	Annualized.

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Notes to Financial Statements

NOTE A: ORGANIZATION

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund’s investment objective is long-term capital appreciation by investing primarily in Indian equity securities.

NOTE B: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”), which are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and those differences could be material.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at estimated fair value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

(i)	the last sales price prior to the time of determination, if there was a sale on the date of determination,

(ii)	at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, or

(iii)	at the last available closing price if no bid or asked price is available on such date, if deemed representative of fair value.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination or for which the spread between the bid and asked prices is considered excessive may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are generally valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated daily.

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Notes to Financial Statements (continued)

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. federal income or excise taxes for 2009 as it is the Fund’s intention to continue to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes.

For the year ended December 31, 2005, a provision of $25,507,350 was made for U.S. federal income tax purposes as, at that time, it was unclear whether the Fund qualified as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004. In order to preserve the Fund’s status as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004, on April 20, 2006 the Fund distributed a deficiency dividend to shareholders in the amount of $1.07 per share, of which $0.95 per share was designated as a Capital Gain Dividend. Under the deficiency dividend procedure, the maximum amount that the Fund will be obligated to pay to the Internal Revenue Service in interest and penalties is approximately $4,956,314. Accordingly, a reversal of $20,551,036 was made in 2006 to the prior year’s tax provision. As of June 30, 2010, the matter is still under review by the Internal Revenue Service.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008

Ordinary income	$0	$29,742,396
Long term capital gains	0	243,621,434

Total	$0	$273,363,830

At December 31, 2009, the Fund had tax basis undistributed ordinary income of $3,810,165.

Under federal tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2009, the Fund will defer post-October currency losses of $123,213 to the year ended December 31, 2010. At December 31, 2009, the Fund had a capital loss carryforward of $6,008,042 available to offset future capital gains. If not utilized against future capital gains, the capital loss carryforward will expire December 31, 2017.

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Notes to Financial Statements (continued)

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the ordinary course of business, the fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable.

At June 30, 2010, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns. However, management’s conclusions regarding uncertain tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions).

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

(ii)	purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effects of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for U.S. federal income tax reporting purposes.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Notes to Financial Statements (continued)

temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of each fiscal year within the capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

The following permanent difference is primarily attributable to a re-designation of dividends paid, foreign currency gains (losses), and investments in Passive Foreign Investment Companies and has been reclassified to the accounts in the chart below as of December 31, 2009. Net assets were not affected by this reclassification.

	Undistributed	Accumulated
Paid-in Capital	Net Investment Loss	Net Realized Loss

$0	$2,850,234	$(2,850,234)

NOTE C: MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND DIRECTORS

Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), an affiliate of The Blackstone Group L.P. (“Blackstone”), serves as the Fund’s Investment Manager under the terms of a management agreement dated March 16, 2006 (the “Management Agreement”). Blackstone Fund Services India Private Limited (“Blackstone India”), an affiliate of Blackstone, serves as the Fund’s Country Adviser under the terms of a country advisory agreement dated March 16, 2006 (the “Country Advisory Agreement”). Pursuant to the Management Agreement, Blackstone Advisors supervises the Fund’s investment program and is responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, Blackstone India provides statistical and factual information and research regarding economic and political factors and investment opportunities in India to Blackstone Advisors. For its services, Blackstone Advisors receives monthly fees at an annual rate of: (i) 1.10% for the first $500,000,000 of the Fund’s average weekly net assets; (ii) 0.90% for the next $500,000,000 of the Fund’s average weekly net assets; (iii) 0.85% for the next $500,000,000 of the Fund’s average weekly net assets; and (iv) 0.75% of the Fund’s average weekly net assets in excess of $1,500,000,000. Blackstone India receives from Blackstone Advisors a monthly fee at an annual rate of 0.10% of the Fund’s average weekly net assets. For the six months ended June 30, 2010, the Fund paid a total of $7,345,944 in management fees to Blackstone Advisors.

Blackstone Advisors also serves as the Fund’s Administrator pursuant to an administration agreement dated January 1, 2006. Blackstone Advisors provides certain administrative services to the Fund. For its services, Blackstone Advisors receives a fee that is computed monthly at an annual rate of: (i) 0.20% of the value of

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Notes to Financial Statements (continued)

the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the six months ended June 30, 2010, the Fund paid a total of $1,542,949 in administrative fees to Blackstone Advisors. Blackstone Advisors subcontracts certain of these services to PNC Global Investment Servicing (U.S.) Inc. (formerly known as PFPC Inc.).

In addition, Multiconsult Ltd. (the “Mauritius Administrator”) provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the six months ended June 30, 2010, fees and expenses of the Mauritius Administrator amounted to $14,259.

The Fund pays each of its directors who is not a director, officer or employee of Blackstone Advisors, Blackstone India or any affiliate thereof (each “Independent Director”) an annual fee of $20,000. The Fund pays an additional annual fee of $10,000 to the Chairman of the Fund. The Fund also pays each Independent Director a fee of (i) $4,500 for each in-person meeting, including each in-person committee meeting; (ii) $4,000 for traveling to Mauritius to attend an in-person meeting; (iii) $1,000 for each telephonic meeting of thirty minutes or less; and (iv) $1,500 for each telephonic meeting lasting over thirty minutes. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. For the six months ended June 30, 2010, the Fund paid $131,000 in Directors’ fees.

NOTE D: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $476,979,762 and $542,078,209, respectively, for the six months ended June 30, 2010.

NOTE E: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the “tax treaty” or “treaty”). To obtain benefits under the tax treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the tax treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities or to tax on dividends paid by Indian companies. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 21.115%.

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Notes to Financial Statements (continued)

The Fund will, in any year that it has taxable income for Mauritius tax purposes, pay tax on its net income for Mauritius tax purposes at a rate of 15%. The Fund is not taxed on long-term capital gains for Mauritius tax purposes.

The Fund continues to: (i) comply with the requirements of the tax treaty between India and Mauritius; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Fund will be able to obtain the benefits of the tax treaty between India and Mauritius. Accordingly, no provision for Indian income taxes has been made in the accompanying financial statements of the Fund for taxes related to capital gains or dividends.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.

NOTE F: SEMI-ANNUAL REPURCHASE OFFERS

In February 2003, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund approved the policy on April 30, 2003. As an interval fund, the Fund makes semi-annual repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer is established by the Fund’s Board of Directors shortly before the commencement of each semi-annual offer and is between 5% and 25% of the Fund’s then-outstanding shares.

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Notes to Financial Statements (continued)

During the six months ended June 30, 2010, the results of the semi-annual repurchase offer was as follows:

Repurchase Offer #14

Commencement Date	February 19, 2010

Expiration Date	March 12, 2010

Repurchase Offer Date	March 19, 2010

% of Issued and Outstanding Shares of Common Stock	5%

Shares Validly Tendered	5,667,819.0000

Final Pro-ration Odd Lot Shares	36,335.25

Final Pro-ration Non-Odd Lot Shares	2,417,126.75

% of Non-Odd Lot Shares Accepted	42.92%

Shares Accepted for Tender	2,453,462.0000

Net Asset Value as of Repurchase Offer Date ($)	33.74

Repurchase Fee per Share ($)	0.6748

Repurchase Offer Price ($)	33.0652

Repurchase Fee ($)	1,655,596

Expenses ($)	217,596

Total Cost ($)	81,341,808

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Notes to Financial Statements (continued)

During the year ended December 31, 2009, the results of the semi-annual repurchase offers were as follows:

	Repurchase Offer #12	Repurchase Offer #13

Commencement Date	February 20, 2009	August 21, 2009

Expiration Date	March 13, 2009	September 11, 2009

Pricing Date	March 20, 2009	September 18, 2009

% of Issued and Outstanding Shares of Common Stock	5%	5%

Shares Validly Tendered	160,011.1776	1,023,575.0577

Final Pro-ration Odd Lot Shares	no proration	no proration

Final Pro-ration Non-Odd Lot Shares	no proration	no proration

% of Non-Odd Lot Shares Accepted	no proration	no proration

Shares Accepted for Tender	160,011.1776	1,023,575.0577

Net Asset Value per share as of Pricing Date ($)	15.41	29.63

Repurchase Fee per Share ($)	0.3082	0.5926

Repurchase Offer Price ($)	15.1018	29.0374

Repurchase Fee ($)	49,315	606,571

Expenses ($)	241,973	203,517

Total Cost ($)	2,658,430	29,925,475

NOTE G: 2005 RIGHTS OFFER

On December 17, 2004, the Fund commenced a rights offering and issued to stockholders as of December 17, 2004 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 7,546,991 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 1,886,747 shares, for an aggregate total of 9,433,738 shares. The offer expired on January 31, 2005. The Fund sold 9,433,738 shares at the subscription price per share of $26.50 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $249,994,057, and the Fund incurred costs of $572,549.

NOTE H: 2006 RIGHTS OFFER

On July 3, 2006, the Fund commenced a second rights offering and issued to stockholders as of July 3, 2006 one right for each share of common stock held. The rights were not transferable and, consequently,

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Notes to Financial Statements (continued)

were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 10,565,220 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 2,641,305 shares, for an aggregate total of 13,206,525 shares. The offer expired on August 4, 2006. The Fund sold 13,206,525 shares at the subscription price per share of $34.00 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $449,021,850, and the Fund incurred costs of $1,127,708.

NOTE I: 2009 RIGHTS OFFER

On July 20, 2009, the Fund commenced a third rights offering and issued to stockholders as of July 20, 2009, one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 12,826,207 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 3,206,551 shares, for an aggregate total of 16,032,758 shares. The offer expired on August 14, 2009. The Fund sold 11,614,192 shares at the subscription price per share of $26.42 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $306,846,952, and the Fund incurred costs of $921,470.

NOTE J: CONCENTRATION OF RISKS

At June 30, 2010, substantially all of the Fund’s net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At June 30, 2010, the Fund had a concentration of its investment in the finance, petroleum related, and computer software and programming industries. The values of such investments may be affected by changes in such industry sectors.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Notes to Financial Statements (continued)

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which may provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

NOTE K: FAIR VALUE MEASUREMENTS

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•	Level 2 — other significant observable inputs (including, but not limited to quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions used in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Manager. The Investment Manager considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s net assets as of June 30, 2010, is as follows:

	Fair Value at Reporting Date Using
		Quoted Prices in	Significant Other	Significant
		Active Markets for	Observable	Unobservable
	Value at	Identical Assets	Inputs	Inputs
	June 30, 2010	(Level 1)	(Level 2)	(Level 3)

Common Stocks
Publishing	$17,316,574	$17,211,030		$105,544
Shipbuilding	9,857,401		$9,857,401
All Other	1,524,525,136	1,524,525,136

Total Common Stocks	$1,551,699,111	$1,541,736,166	$9,857,401	$105,544

Rights
Building & Construction	$252,485		$252,485

Total Rights	$252,485		$252,485

Total*	$1,551,951,596	$1,541,736,166	$10,109,886	$105,544

*	See Schedule of Investments for identification of securities by security type and industry classification.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Investments in Equity Securities
		Electronics &
	Publishing	Electrical Equipment

Balance, as of December 31, 2009	$1,268,837	$6,728,735
Realized gain (loss)	0	0
Change in unrealized appreciation (depreciation)	36,530	85,610
Net purchases (sales)	0	0
Net transfers in/out of Level 3	(1,199,823)	(6,814,345)

Balance, as of June 30, 2010	$105,544	$0

THE INDIA FUND, INC.

June 30, 2010
(Unaudited)
Notes to Financial Statements (concluded)

NOTE L: FINANCIAL DERIVATIVE INSTRUMENTS

Effective January 1, 2009, the Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for, and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The adoption of the additional disclosure requirements did not materially impact the Fund’s financial statements. For the six months ended June 30, 2010, the Fund held no derivative instruments.

NOTE M: SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund following the fiscal six months ended June 30, 2010, through August 26, 2010, the date the financial statements were issued. The subsequent event is as follows:

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing Inc. to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. changed its name to BNY Mellon Investment Servicing (US) Inc.

THE INDIA FUND, INC.

Results of Annual Meeting of Stockholders
(Unaudited)

ANNUAL MEETING

The Fund held its Annual Meeting of Stockholders on April 23, 2010. At the meeting, stockholders elected the nominees proposed for election to the Fund’s Board of Directors. The following table provides information concerning the matters voted on at the meeting:

I. Election of Directors

		Votes	Non-Voting	Total Voting and
Nominee	Votes For	Withheld	Shares	Non-Voting Shares

J. Marc Hardy	32,442,415	1,226,626	0	33,669,041
Prakash A. Melwani	29,309,634	4,359,407	0	33,669,041

At June 30, 2010, in addition to J. Marc Hardy and Prakash A. Melwani, the other directors of the Fund were as follows:

Lawrence K. Becker
Robert L. Friedman
Leslie H. Gelb
Stephane R. F. Henry
Luis F. Rubio
Jeswald W. Salacuse

The Fund’s Board of Directors is divided into three classes: Class I, Class II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2012, year 2011 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

THE INDIA FUND, INC.

Dividends and Distributions

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by the dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease

THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.

THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (concluded)

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts 01581.

THE INDIA FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

THE INDIA FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.

THE INDIA FUND, INC.

Investment Manager:
Blackstone Asia Advisors L.L.C.,
an affiliate of The Blackstone Group L.P.

Administrator:
Blackstone Asia Advisors L.L.C.

Sub-Administrator:
PNC Global Investment Servicing (U.S.) Inc.*

Transfer Agent:
PNC Global Investment Servicing (U.S.) Inc.*

Custodian:
Deutsche Bank AG

The Fund has adopted the Investment Manager’s proxy voting policies and procedures to govern the voting of proxies relating to its voting securities. You may obtain a copy of these proxy voting procedures, without charge, by calling 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free number at 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of its fiscal year on Form N-Q. You may obtain a copy of these filings by visiting the Securities and Exchange Commission’s website at www.sec.gov or its Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

* Effective July 1, 2010, BNY Mellon Investment Servicing (US) Inc.

 Asia
Advisors L.L.C.

The India Fund, Inc.

Semi-Annual Report

June 30, 2010

The India Fund, Inc.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

(d) Maximum Number
			(c) Total Number of	(or Approximate
			Shares (or Units)	Dollar Value) of
			Purchased as Part	Shares (or Units)
	(a) Total Number of	(b) Average Price	of Publicly	that May Yet Be
	Shares (or Units)	Paid per Share (or	Announced Plans or	Purchased Under the
Period	Purchased	Unit)	Programs	Plans or Programs
01/01/2010 to 01/31/2010	None	None	None	None
02/01/2010 to 02/27/2010	None	None	None	None
03/01/2010 to 03/31/2010	2,453,462	$33.0652	2,453,462(1)	None
04/01/2010 to 04/30/2010	None	None	None	None
05/01/2010 to 05/31/2010	None	None	None	None
06/01/2010 to 06/30/2010	None	None	None	None
Total	2,453,462	$33.0652	2,453,462(1)	None

(1)	These shares were repurchased in connection with the Fund’s regular, semi-annual repurchase offer announced on February 19, 2010 that expired on March 12, 2010. In connection with this repurchase offer, the Fund offered to repurchase up to 2,453,462 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of March 19, 2010.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-

K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The India Fund, Inc.
By (Signature and Title)*	/s/ Prakash A. Melwani
Prakash A. Melwani, President
(principal executive officer)

Date August 26, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Prakash A. Melwani
Prakash A. Melwani, President
(principal executive officer)

Date August 26, 2010

By (Signature and Title)*	/s/ Joseph M. Malangoni
Joseph M. Malangoni, Treasurer and Vice President
(principal financial officer)

Date August 26, 2010

*	Print the name and title of each signing officer under his or her signature.